SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 29, 2001

                             ----------------------

                         COMMISSION FILE NUMBER 0-26476

NEVADA                          SAFESCIENCE, INC.            33-0231238
(State of other jurisdiction of (Exact name of registrant as (I.R.S. Employer
incorporation or organization)  specified in its charter)    Identification No.)

           31 St. James Avenue, Boston, Massachusetts             02116
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              (Address of principal executive officers) (Zip Code)

        Registrant's telephone number, including area code (617) 422-0674
                             ----------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

ITEM 5.           OTHER EVENTS

         On January 29, 2001, SafeScience, Inc. (the "Company") issued a press release announcing it has retain Burrill & Company, a leading private merchant bank focused exclusively on the life sciences, to identify various alternatives for its consumer, industrial and agricultural product areas in order to allow the Company to focus on the development of GBC-590, the Company's oncology drug candidate (now in Phase II clinical trials) and other carbohydrate drug candidates.

         A copy of the press release issued by the Company is attached hereto as
Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

Exhibit Number                              Description
--------------                              -----------

     99.1                  Press Release dated January 29, 2001 issued by the
                           Company.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  January 31, 2001           By: /s/ Bradley J. Carver
                                           -------------------------------------
                                           Bradley J. Carver
                                           Chief Executive Officer and President